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INTERNATIONAL ELECTRONICS, INC.

(Name of Registrant as Specified in its Charter)

RISCO LTD.

ROKONET INDUSTRIES, U.S.A., INC.

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Presentation for Presentation for The following is a slide presentation presented to Institutional Shareholder Services by RISCO Ltd. on May 10, 2007.

Company Overview - Risco
Company Overview - Risco
Established in 1979 and privately owned
Headquartered in Israel with operations in Europe and North
America
A leading provider of innovative integrated security systems and solutions
Growing rapidly, highly profitable and well capitalized
Successful acquirer and integrator of complimentary businesses
Over 600 employees
Seasoned management team

May-05
July-05
September-05
November-05
January-06
March-06
May-06
July-06
September-06
November-06
January-07
March-07
May-07

IEIB – Stock Price Performance & Volume
IEIB – Stock Price Performance & Volume
Stock Price & Volume Performance, May 09, 2005 - May 09, 2007
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
0
50,000
100,000
150,000
200,000
250,000
10/31/06 - Risco issues
bear hug letter to IEIB -
$1.70
International Electronics
Inc Average Price and
Volume – May 09, 2005 –
Oct 30, 2006
Average Price: $1.84
Average Volume: 3,200
3/6/07 - Risco issues
tender offer - $2.98
4/30/07 - Risco
increases offer price to
$4.00 - $3.53
IEIB’s stock had been stagnant until recent overtures by Risco

Market Indices Performance
Market Indices Performance
From May 2005
until end of year
2006, IEIB
underperformed
its peers as well
as the broader
market indices.
Security index includes Magal Security Systems Ltd, Napco Security Systems Inc and Vicon Industries Inc
50
75
100
125
150
175
200
225
250
Security Index Dow Jones Industrial Average NASDAQ Composite S&P 500 IEIB
10/31/06 - Risco
issues bear hug letter
to IEIB - $1.70

IEIB Financial Performance
IEIB Financial Performance
Management of IEIB has failed to create value for shareholders
2004 2005 2006
2007
(1)
Revenue 11,393,708 $  12,646,997 $  14,120,979 $  8,492,499 $
Cost of Sales 6,626,589       6,978,820       7,663,956       4,656,630
Gross Profit 4,767,119       5,668,177       6,457,023       3,835,869
     Gross Margin 41.8% 44.8% 45.7% 45.2%
Research & Development Expenses 1,177,463       1,228,920       1,292,096       671,410
Selling, General & Administrative Expenses 4,257,437       5,162,954       5,617,400       2,870,698
Total Operating Expenses 5,434,900       6,391,874       6,909,496       3,542,108
Operating Profit (Loss) (667,781)         (723,697)         (452,473)         293,761
Net Income (Loss) (1,125,482)      (720,027)         (406,821)         254,249
Net Income (Loss) Per Share
(0.68)               (0.42)               (0.23)               0.14
(1) Represents results for the first six months of 2007
IEIB has incurred significant losses in the past three years
– Aggregate per share losses for FY 2004-2006 equal $1.33 per share
– At an earnings rate of $0.28 per share, IEIB will need 4.75 years to recoup previous losses
Management has not put forth a clear strategy that articulates how they can recoup these losses with such limited resources at their disposal

IEIB Management Comments
IEIB Management Comments
Management’s guidance have been overly optimistic and have not delivered on prior commitments to create shareholder value
“We look forward to the efforts that have been made in both product development and expansion of our channels of distribution to pay dividends in fiscal 2006.”
– John Waldstein, Chairman & CEO, November 28, 2005
“The Company continues to believe that the markets and the opportunities afforded it by the development of the eMerge™
and the Powerkey™
product lines are
significant.”
– John Waldstein, Chairman & CEO, January 17, 2006
“Our flagship product line, the eMerge Browser Managed Security Platform, continues to do well as more dealers adopt it as their product of choice in security management.”
– John Waldstein, Chairman & CEO, July 13, 2006

Relative Size – IEIB vs Access Control Market
Relative Size – IEIB vs Access Control Market
($ in millions)
IEIB remains a niche and marginal player in an industry dominated by large security product providers
$14.1
$4,400.0
IEIB U.S. Electronic
Access Control
Industry

IEIB Issues
IEIB Issues
Marginal player with very limited product offering
– IEIB does not own the IP for its “flagship” product
Weak management team that has consistently failed to deliver
– John Waldstein is the Chairman, CEO, President, CFO and Treasurer
Weak corporate governance structure
– Unaccountable management team and Board
– BOD does not have a governance or nominating committee
– Audit committee composed of only 2 members
– Board has 4 members including one insider
Limited liquidity and institutional shareholder base
– The  company has been traded on the over-the-counter market since July of
2005
– Average recent
(1)
daily trading volume is 3,200
– Two institutional shareholders representing 10.4% of the outstanding shares
– Management has given no indication that it is working to get IEI shares re-
listed on Nasdaq and create liquidity for stockholders
(1) Trading volume from May of 2005 to October of 2006

IEIB Issues
IEIB Issues
Limited financial wherewithal to embark on growth and strategic initiatives
– As of February 28, 2007, IEIB had $1.1mm in cash
– The company does not have adequate financial resources to augment its product offerings and develop a robust sales and distribution channel required to compete in today’s competitive marketplace
– The company continues to squander its limited financial resources by resisting to consider a full and fair proposal by Risco
IEIB’s claim that Risco’s offer is “substantially less” than other offers is undocumented
IEIB has proven to be unwilling to consider the interests of its shareholders and negotiate a consensual transaction
IEIB is not well positioned to create near or long-term shareholder value

Risco Offer for IEIB
Risco Offer for IEIB
Risco’s offer for IEIB does not include conditionalities that are often found in similar proposals including:
– Financing contingencies
– Completion of due diligence
– Approval by Buyer’s stockholders
– Tender by sufficient stockholders for “back end” merger
– Registration of Buyer securities in non-cash deal
Risco’s only “unique” conditions are:
– 50.1% tender
– Approval of voting rights
– Satisfaction of business combination statute
Risco’s offer for IEIB minimizes uncertainties

Risco Offer for IEIB
Risco Offer for IEIB
A significant premium
All cash
High degree of certainty
No financing or other contingencies
Risco believes that the proposal it has put forward for IEIB is adequate and is in the best interest of shareholders